UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         Date of Report (Date of earliest event reported): April 5, 2005

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Washington                     000-29829                 91-1815009
   (State or other jurisdiction     (SEC File Number)          (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the three months ended March 31, 2005. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the three months ended March 31, 2005, was $1,288,745, a 6% decrease compared to $1,374,105 for the three months ended March 31, 2004. The decrease is primarily related to the provision for loan losses of $300,000 for the three months ended March 31, 2005 compared to $70,000 for the same period of the prior year.

            Net interest income for the three months ended March 31, 2005, increased $1,167,918 to $5,127,088 compared to the same period of the prior year. The increase is attributable primarily to a $1,747,035 increase in interest income, while interest expense increased $579,117.

            Non-interest income increased $314,651 to $886,453 for the three months ended March 31, 2005, compared to the same period of the prior year, while non-interest expense increased $1,271,929 to $3,879,796. The increases are primarily related to the acquisition of BNW Bancorp, Inc. effective February 27, 2004.

            The federal income tax provision for the three months ended March 31, 2005, was $545,000, compared to $479,000 for the three months ended March 31, 2004.

            Pacific's unaudited consolidated balance sheets at March 31, 2005 and March 31, 2004, and unaudited consolidated statements of operations and selected performance ratios for the three months ended March 31, 2005 and 2004, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           3-31-05         3-31-04
                                           -------         -------

      Cash & due from banks             $ 22,152,249     $ 12,181,532
      Taxable securities                  27,053,094       34,976,670
      Non-taxable securities              16,689,171       18,604,737
      Fed funds sold                      12,485,000               --

         Loans held for sale               7,922,525        5,247,120
         Real estate                     223,781,783      215,530,814
         Commercial                      101,388,139       92,964,110
         Installment                      11,589,434        9,150,223
         Overdrafts                          208,982          190,847
                                        ------------     ------------
         Gross loans                     344,890,863      323,083,114
         Less: Loan loss reserve           4,543,708        3,466,626
                                        ------------     ------------
      Net loans                          340,347,155      319,616,488

      Premises - net                       6,860,524        5,347,937
      Goodwill & core deposit             12,133,400       11,919,528
      intangible
      Other real estate owned                 40,141           83,517
      BOLI & cash surrender life ins       9,127,338        8,767,856
      Other assets                         5,071,748        3,569,414
                                        ------------     ------------

      TOTAL ASSETS                      $451,959,820     $415,067,679
                                        ============     ============

      DEPOSITS:
          Demand                        $ 78,029,551     $ 60,153,069
          NOW                             59,316,228       50,224,713
          Money market                    82,101,175       55,001,991
          Savings                         56,029,562       55,006,430
          Time                           108,032,749      118,336,304
                                        ------------     ------------
      Total deposits                     383,509,259      338,722,507

      Fed. funds purchased                        --       13,468,000
      Other borrowings                    19,500,000       14,924,681
      Other liabilities                    2,655,651        3,131,735
                                        ------------     ------------
      Total liabilities                  405,664,910      370,246,923
                                        ------------     ------------

      Common stock                         3,210,698        3,173,339
      Additional paid-in capital          28,201,186       26,851,110
      Undivided profits                   13,758,610       12,663,693
      Acc. other comprehensive income       (164,329)         758,509
      Curr. period profit/(loss)           1,288,745        1,374,105
                                        ------------     ------------
      Total equity                        46,294,910       44,820,756
                                        ------------     ------------

      TOTAL LIABILITIES & EQUITY        $451,959,820     $415,067,679
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                        Three Months Ended March 31,
                                             2005            2004
                                             ----            ----

      Interest on loans                   $5,541,165       $3,722,946
      Fees/late charges on loans             521,339          433,149
      Interest on investments                484,715          670,312
      Interest on fed funds sold              37,545           11,322
                                          ----------       ----------
      Total interest income                6,584,764        4,837,729

      Interest exp. on deposits            1,303,985          748,018
      Other interest expense                 153,691          130,541
                                          ----------       ----------
      Total interest expense               1,457,676          878,559
                                          ----------       ----------

      Net interest income                  5,127,088        3,959,170
      Less: Prov. for loan losses            300,000           70,000
                                          ----------       ----------
      Net int. income after prov.          4,827,088        3,889,170

      S/C on deposit accounts                 75,126           65,505
      Overdraft charges                      246,203          222,951
      Other charges & fees                    92,345           79,657
      Gain on sale                           242,662           69,030
      Other income                           230,117          134,659
                                          ----------       ----------
      Total non interest income              886,453          571,802

      Salaries and employee benefits       2,414,265        1,625,898
      Occupancy and equipment                466,751          305,192
      Other                                  998,780          673,777
                                          ----------       ----------
      Total operating expenses             3,879,796        2,607,867
                                          ----------       ----------
      Income before taxes                  1,833,745        1,853,105
      Income taxes                           545,000          479,000
                                          ----------       ----------

      NET INCOME                          $1,288,745       $1,374,105
                                          ==========       ==========

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Three Months Ended March 31,
                                             2005            2004
                                             ----            ----

      Net interest margin                     5.11%           5.01%
      Efficiency ratio                       63.52%          56.22%
      Return on average assets                1.17%           1.64%
      Return on tangible equity              15.50%          17.68%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  April 5, 2005                     By: /s/ John Van Dijk
                                              --------------------
                                              John Van Dijk
                                              Chief Financial Officer